Exhibit     10.26

                                FOURTH AMENDMENT
                               TO CREDIT AGREEMENT


          This Fourth Amendment To Credit Agreement (the "Amendment") is entered into this 2nd day of April, 1999, by and among NATIONSBANK, N.A., f/k/a Barnett Bank, N.A., a national banking corporation ("Bank"); WHITMAN EDUCATION GROUP, INC., f/k/a Whitman Medical Corp., a Florida corporation ("Borrower" or "You"); and PHILLIP FROST, M.D., an individual, (hereinafter referred to as the "Guarantor").

          WHEREAS, the parties hereto entered into a Credit Agreement dated April 11, 1996, as amended by amendment dated August 14th, 1996, and as further amended by amendment dated October 31, 1996 and amendment dated May 21, 1997 (collectively the Credit Agreement), pursuant to which the Bank provided to You a Term Loan in the principal amount of $6,000,000 to refinance existing obligations and a Revolving Loan in the principal amount of $7,500,000 to finance working capital and for general corporate purposes; and

          WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement effective as of April 2, 1999;

          NOW THEREFORE, the parties hereto hereby agree as follows:

          1. Any capitalized terms not defined herein shall have the same meaning as given those terms in the Credit Agreement.

          2. Sections 2.1(b) (iii) and (iv) of the Credit Agreement, Revolving Loan, are hereby amended in their entirety and shall read as follows:

               (iii) PURPOSE. The proceeds of the REVOLVING LOAN shall be used for general corporate purposes and to finance working capital, including for letters of credit up to an aggregate amount of $1,000,000. Provided no Event of Default has occurred and is continuing, the Borrower may borrow, repay and reborrow up to an amount not to exceed at any time and from time to time $7,500,000 until July 31, 1999.

               (iv)  REPAYMENT.   The  Borrower  agrees  to  pay  the  principal
indebtedness evidenced by and outstanding under the Revolver Note in full on or before July 31, 1999.

          3. Section 2.4(a) (v) of the Credit Agreement, LIBOR RATE LOANS, is hereby amended in its entirety and shall read as follows:

               (v) no Interest Period for a Revolving Loan shall extend beyond July 31,

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1999;

          4. Except as otherwise provided herein, all other terms and conditions of the Credit Agreement are hereby restated, affirmed and incorporated by reference in their entirety.

          5.  The  Borrower  hereby  certifies  that  the   representations  and
warranties of th Borrower set forth in the Credit Agreement are true and correct as of the date of this Amendment.

          6. This Amendment shall be governed by and interpreted in accordance with the laws of the State of Florida.

          7. This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          8. In consideration of the amendment to the Credit Agreement contemplated hereby, Borrower shall pay the reasonable fees and expenses of Morgan, Lewis & Bockius LLP, Florida counsel to the Bank, incurred in connection with the preparation of this Amendment, contemporaneously with the execution thereof.


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          IN WITNESS  WHEREOF,  the parties hereto have caused this Amendment to be duly executed and delivered by the proper and duly authorized officers as of the day and year first above written.

                                            BANK:

                                            NATIONSBANK, N.A.


                                            By:  /S/ BARBARA BALTER
                                            -----------------------------
                                            Name: Barbara Balter
                                            Title: Senior Vice President

                                            BORROWER:

                                            WHITMAN EDUCATION GROUP, INC.

                                            By: /S/ RANDY S. PROTO
                                                -----------------------------
                                                Randy S. Proto
                                                President

          GUARANTOR hereby acknowledges and agrees that the Continuing Unlimited Guarantee, dated April 23, 1996, executed by Guarantor for the benefit of Bank, extends to the Credit Agreement, as amended hereby, and all indebtedness now or hereafter outstanding under the Amended, Restated and Consolidated Renewal Revolver Note dated April 2, 1999.

                                              GUARANTOR:


                                              /S/ PHILLIP FROST, M.D.
                                              -------------------------------
                                              PHILLIP FROST, M.D.



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